Exhibit 99.2 900 Commerce Parkway, Greenwood, IN Square Feet: 294,388 Tenant: Nestlé Waters North America, Inc. Third Quarter 2019 Supplemental Operating and Financial Data 1 All amounts in this report are unaudited.

TABLE OF CONTENTS PAGE/ EXHIBIT CORPORATE INFORMATION Company Profile 4 Investor Information 5 Equity Research Coverage 6 FINANCIALS Key Financial Data 8 TABLE OF CONTENTS TABLE Condensed Consolidated Balance Sheets 9 Condensed Consolidated Statements of Income 10 Condensed Consolidated Statements of Cash Flows 11 Debt Summary 13 Debt Maturity Schedule 14 Leverage Ratios and Coverage Ratios 15 Capital Expenditures Summary 16 Property Acquisitions and Dispositions Information Since 1/1/19 17 Calculation and Reconciliation of NOI and Cash Basis NOI 18 Reconciliation of NOI to Same Property NOI and Calculation of Same Property Cash Basis NOI 19 Calculation of EBITDA, EBITDAre and Adjusted EBITDAre 20 Calculation of FFO and Normalized FFO 21 Definitions of Certain Non-GAAP Financial Measures 22 PORTFOLIO INFORMATION Portfolio Summary by Property Type 24 Same Property Results of Operations by Property Type 25 Leasing Summary 27 Occupancy and Leasing Analysis by Property Type 28 Tenant Credit Characteristics 29 Tenants Representing 1% or More of Total Annualized Rental Revenues 30 Five Year Lease Expiration and Reset Schedule by Property Type 31 Portfolio Lease Expiration Schedule 32 EXHIBIT A Property Detail 34 WARNING CONCERNING FORWARD-LOOKING STATEMENTS 44 2

2150 Stanley Road, Plainfield, IN Square Feet: 493,500 Major Tenant: Siemens Medical Solutions USA, Inc. CORPORATE INFORMATION 3

COMPANY PROFILE

COMPANY PROFILE

The Company:

Industrial Logistics Properties Trust, or ILPT, we, our or us, is a real estate investment trust, or REIT, that owns and leases industrial and logistics properties throughout the United States. On January 17, 2018, we completed our initial public offering, or the IPO. For the periods prior to January 17, 2018, our results of operations relate to 266 properties contributed to us by our former parent, Select Income REIT, or SIR, a former publicly traded REIT that merged with and into a wholly owned subsidiary of Office Properties Income Trust, on December 31, 2018. As of September 30, 2019, we owned 300 properties with approximately 42.7 million rentable square feet located in 30 states, including 226 buildings, leasable land parcels and easements with approximately 16.8 million rentable square feet that are primarily industrial lands located in Hawaii. ILPT is a component of 62 market indices and it comprises more than 1% of the following indices as of September 30, 2019: Russell 2000 Equity REIT: Industrial Value (RGUFSEIV), Russell 2000 Equity REIT: Industrial (RGUSFSEI), Hartford Risk-Optimized Multifactor REIT TR (LROREX), Indxx US Industrial Real Estate & Logistics Index (IUIRELI), Russell 3000 Equity REIT: Industrial (RGUSFEI), Bloomberg Reit Industrial/Warehouse Index (BBREINDW), the Solactive US Small Cap High Dividend (SOLSMHD), and the Solactive US Small Cap High Dividend Index TR (SOLSMHDT).

Management:

ILPT is managed by The RMR Group LLC, or RMR LLC, the operating subsidiary of The RMR Group Inc. (Nasdaq: RMR). RMR is an alternative asset management company that was founded in 1986 to manage real estate companies and related businesses. RMR primarily provides management services to four publicly traded equity REITs and three real estate related operating businesses. In addition to managing ILPT, RMR manages Service Properties Trust (formerly known as Hospitality Properties Trust), a REIT that owns a diverse portfolio of hotels and net lease service and necessity-based retail properties, Office Properties Income Trust, a REIT that owns buildings primarily leased to single tenants and those with high credit quality characteristics such as government entities, and Senior Housing Properties Trust, a REIT that primarily owns healthcare, senior living and medical office buildings. RMR also provides management services to Five Star Senior Living Inc., a publicly traded operator of senior living communities, Sonesta International Hotels Corporation, a privately owned operator and franchisor of hotels and cruise boats, and TravelCenters of America Inc., a publicly traded operator and franchisor of travel centers along the U.S. Interstate Highway System, standalone truck service facilities and restaurants. RMR also advises the RMR Real Estate Income Fund, a publicly traded closed end fund that invests in publicly traded securities of real estate companies, and Tremont Mortgage Trust, a publicly traded mortgage REIT that focuses on originating and investing in floating rate first mortgage whole loans, secured by middle market and transitional commercial real estate, through wholly owned Securities and Exchange Commission, or SEC, registered investment advisory subsidiaries, as well as manages the RMR Office Property Fund, a private, open end core plus fund focused on the acquisition, ownership and leasing of a diverse portfolio of multi-tenant office properties throughout the U.S. As of September 30, 2019, RMR had $32.8 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, over 2,200 properties and nearly 50,000 employees. We believe that being managed by RMR is a competitive advantage for ILPT because of RMR's depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services.

Corporate Headquarters:

Two Newton Place
255 Washington Street, Suite 300
Newton, MA 02458-1634
(t) (617) 219-1460

Stock Exchange Listing:

Nasdaq

Trading Symbol:

Common Shares: ILPT

Key Data (as of and for the three months ended September 30, 2019):
(dollars and sq. ft. in 000s)

Total properties	300
Total sq. ft.	42,745
Percent leased	99.5%
Q3 2019 Rental income	$ 60,958
Q3 2019 Net income	$ 10,922
Q3 2019 Normalized FFO (1)	$ 28,490

(1) See page 21 for the calculation of FFO and Normalized FFO and a reconciliation of net income determined in accordance with U.S. generally accepted accounting principles, or GAAP, to those amounts.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

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INVESTOR INFORMATION Board of Trustees Bruce M. Gans Lisa Harris Jones Joseph L. Morea Lead Independent Trustee Independent Trustee Independent Trustee John G. Murray Adam D. Portnoy Managing Trustee Chair of the Board & Managing Trustee INVESTOR INFORMATION INVESTOR Senior Management John G. Murray Richard W. Siedel, Jr. Yael Duffy President and Chief Executive Officer Chief Financial Officer and Treasurer Vice President Contact Information Investor Relations Inquiries Industrial Logistics Properties Trust Investor and media inquiries should be directed to Two Newton Place Olivia Snyder, Manager, Investor Relations, 255 Washington Street, Suite 300 at (617) 219-1489 or osnyder@ilptreit.com. Newton, MA 02458-1634 (t) (617) 219-1460 Financial inquiries should be directed to Richard W. Siedel, Jr., (e-mail) info@ilptreit.com Chief Financial Officer and Treasurer, at (617) 219-1460 (website) www.ilptreit.com or rsiedel@ilptreit.com. 5

EQUITY RESEARCH COVERAGE B. Riley FBR JMP Securities Bryan Maher Mitch Germain (646) 885-5423 (212) 906-3546 bmaher@brileyfbr.com mgermain@jmpsecurities.com Bank of America / Merrill Lynch RBC Capital Markets James Feldman Michael Carroll EQUITY RESEARCH COVERAGE EQUITY (646) 855-5808 (440) 715-2649 james.feldman@baml.com michael.carroll@rbccm.com ILPT is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding ILPT’s performance made by these analysts do not represent opinions, forecasts or predictions of ILPT or its management. ILPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts. 6

20 Logistics Boulevard, Walton, KY Square Feet: 603,586 Tenant: Cummins Inc. FINANCIALS 7

KEY FINANCIAL DATA

KEY FINANCIAL DATA

(dollars in thousands, except per share data)

	As of and For the Three Months Ended				
	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Selected Balance Sheet Data:					
Total gross assets (1)	$ 2,588,109	$ 2,538,080	$ 1,917,372	$ 1,627,902	$ 1,594,907
Total assets	$ 2,467,657	$ 2,428,592	$ 1,818,149	$ 1,534,611	$ 1,506,629
Total liabilities	$ 1,462,209	$ 1,412,840	$ 794,425	$ 506,338	$ 475,422
Total shareholders' equity	$ 1,005,448	$ 1,015,752	$ 1,023,724	$ 1,028,273	$ 1,031,207
Selected Income Statement Data:					
Rental income	$ 60,958	$ 60,090	$ 45,987	$ 42,074	$ 40,431
Net income	$ 10,922	$ 13,116	$ 16,786	$ 18,288	$ 18,142
NOI (2)	$ 47,551	$ 48,397	$ 37,036	$ 33,486	$ 32,208
Adjusted EBITDA*re* (3)	$ 43,762	$ 44,153	$ 34,074	$ 30,877	$ 29,618
FFO and Normalized FFO (4)	$ 28,490	$ 29,825	$ 26,397	$ 25,948	$ 25,294
Per Common Share Data:					
Net income - basic and diluted	$ 0.17	$ 0.20	$ 0.26	$ 0.28	$ 0.28
FFO and Normalized FFO - basic and diluted (4)	$ 0.44	$ 0.46	$ 0.41	$ 0.40	$ 0.39
Dividends:					
Annualized dividends paid per share	$ 1.32	$ 1.32	$ 1.32	$ 1.32	$ 1.32
Annualized dividend yield (at end of period) (5)	6.2%	6.3%	6.5%	6.7%	5.7%
Normalized FFO payout ratio (4)	75.0%	71.7%	80.5%	82.5%	84.6%

(1) Total gross assets is total assets plus accumulated depreciation.
(2) See page 18 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount.
(3) See page 20 for the calculation of Adjusted EBITDA*re* and a reconciliation of net income determined in accordance with GAAP to that amount.
(4) See page 21 for the calculation of FFO and Normalized FFO and a reconciliation of net income determined in accordance with GAAP to those amounts.
(5) Annualized dividend yield is the annualized dividend paid during the period divided by the closing price of our common shares at the end of the period.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

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CONDENSED CONSOLIDATED BALANCE SHEETS (dollars in thousands, except per share data) September 30, December 31, 2019 2018 ASSETS Real estate properties: Land $ 747,814 $ 670,501 Buildings and improvements 1,580,689 791,895 2,328,503 1,462,396 Accumulated depreciation (120,452) (93,291) 2,208,051 1,369,105 Acquired real estate leases, net 145,555 75,803 Cash and cash equivalents 23,336 9,608 Rents receivable, including straight line rents of $57,951 and $54,916, respectively 60,896 56,940 Deferred leasing costs, net 6,215 6,157 Debt issuance costs, net 3,323 4,430 Due from related persons 532 1,390 Other assets, net 19,749 11,178 Total assets $ 2,467,657 $ 1,534,611 LIABILITIES AND SHAREHOLDERS' EQUITY Revolving credit facility $ 650,000 $ 413,000 Mortgage notes payable, net 749,640 49,195 Assumed real estate lease obligations, net 18,087 18,316 Accounts payable and other liabilities 22,904 12,040 Rents collected in advance 12,110 6,004 Security deposits 6,818 6,130 Due to related persons 2,650 1,653 Total liabilities 1,462,209 506,338 CONDENSED CONSOLIDATED BALANCE SHEETS CONDENSED CONSOLIDATED Commitments and contingencies Shareholders' equity: Common shares of beneficial interest, $.01 par value 652 651 Additional paid in capital 999,134 998,447 Cumulative net income 130,481 89,657 Cumulative other comprehensive income 91 — Cumulative common distributions (124,910) (60,482) Total shareholders' equity 1,005,448 1,028,273 Total liabilities and shareholders' equity $ 2,467,657 $ 1,534,611 9

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (amounts in thousands, except percentage data and per share data) Three Months Ended September 30, Nine Months Ended September 30, 2019 2018 2019 2018 Rental income $ 60,958 $ 40,431 $ 167,035 $ 120,456 Expenses: Real estate taxes 8,586 4,942 21,646 14,109 Other operating expenses 4,821 3,281 12,405 9,650 Depreciation and amortization 17,568 7,152 43,888 20,915 General and administrative 4,475 2,924 13,131 8,386 Total expenses 35,450 18,299 91,070 53,060 Interest income 81 71 580 134 Interest expense (including net amortization of debt issuance costs and premiums of $524, $309, $1,421 and $931, respectively) (14,687) (4,052) (36,207) (11,406) Income before income tax expense and equity in earnings of an investee 10,902 18,151 40,338 56,124 Income tax expense (63) (9) (131) (24) Equity in earnings of an investee 83 — 617 — Net income $ 10,922 $ 18,142 $ 40,824 $ 56,100 Weighted average common shares outstanding - basic 65,055 65,022 65,042 63,839 Weighted average common shares outstanding - diluted 65,060 65,022 65,048 63,839 Net income per common share - basic and diluted $ 0.17 $ 0.28 $ 0.63 $ 0.88 Additional Data: General and administrative expenses / total assets (at end of period) 0.2% 0.2% 0.5% 0.6% Non-cash straight line rent adjustments included in rental income (1) $ 979 $ 1,128 $ 3,960 $ 3,360 Lease value amortization included in rental income (1) $ 182 $ 92 $ 1,002 $ 295 CONDENSED CONSOLIDATED STATEMENTS OF INCOME STATEMENTS CONDENSED CONSOLIDATED (1) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any. 10

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (dollars in thousands) Nine Months Ended September 30, 2019 2018 CASH FLOWS FROM OPERATING ACTIVITIES: Net income $ 40,824 $ 56,100 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation 27,161 13,715 Net amortization of debt issuance costs and premiums 1,421 931 Amortization of acquired real estate leases and assumed real estate lease obligations 15,085 6,304 Amortization of deferred leasing costs 659 616 Provision for losses on rents receivable — 982 Straight line rental income (3,960) (3,360) Other non-cash expenses 939 681 Equity in earnings of an investee (617) — Change in assets and liabilities: Rents receivable 4 (1,556) Deferred leasing costs (584) (483) Due from related persons 858 (1,433) Other assets (7,863) (407) Accounts payable and other liabilities 7,440 1,180 Rents collected in advance 6,106 1,875 Security deposits 688 221 Due to related persons 997 (5,138) Net cash provided by operating activities 89,158 70,228 CASH FLOWS FROM INVESTING ACTIVITIES: Real estate acquisitions and deposits (884,445) (95,078) Real estate improvements (7,789) (2,091) CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS STATEMENTS CONDENSED CONSOLIDATED Net cash used in investing activities (892,234) (97,169) 11

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) (dollars in thousands) Nine Months Ended September 30, 2019 2018 CASH FLOWS FROM FINANCING ACTIVITIES: Proceeds from issuance of common shares, net — 444,309 Proceeds from issuance of mortgage notes payable 650,000 — Borrowings under revolving credit facility 736,000 160,000 Repayments of revolving credit facility (499,000) (530,000) Payment of debt issuance costs (5,517) (4,183) Distributions to common shareholders (64,428) (39,008) Repurchase of common shares (251) (52) Contributions (1) — 16,162 Distributions (1) — (9,187) Net cash provided by financing activities 816,804 38,041 Increase in cash and cash equivalents 13,728 11,100 Cash and cash equivalents at beginning of period 9,608 — Cash and cash equivalents at end of period $ 23,336 $ 11,100 SUPPLEMENTAL DISCLOSURES: Interest paid $ 31,995 $ 10,195 Income taxes paid $ 164 $ — NON-CASH INVESTING ACTIVITIES: Real estate acquired by assumption of mortgage notes payable $ (56,980) $ — NON-CASH FINANCING ACTIVITIES: Assumption of mortgage notes payable $ 56,980 $ — (1) Relates to transactions that occurred prior to the IPO. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) STATEMENTS CONDENSED CONSOLIDATED 12

DEBT SUMMARY

DEBT SUMMARY

(dollars in thousands)

As of September 30, 2019:	Coupon Rate (1)	Interest Rate (2)	Principal Balance (3)	Maturity Date	Due at Maturity	Years to Maturity
Unsecured Floating Rate Debt:						
Revolving credit facility (5)	3.590%	3.590%	$ 650,000	12/29/2021	$ 650,000	2.2
Secured Fixed Rate Debt: (4)						
One property in Virginia	3.990%	3.480%	48,750	11/1/2020	48,750	1.1
One property in Florida	3.600%	4.220%	56,980	10/1/2023	56,980	4.0
186 properties in Hawaii	4.310%	4.310%	650,000	2/7/2029	650,000	9.4
Subtotal / weighted average secured fixed rate debt	4.236%	4.250%	755,730		755,730	8.5
Total / weighted average debt	3.937%	3.945%	$ 1,405,730		$ 1,405,730	5.6

(1) Reflects the interest rate stated in, or determined pursuant to, the contract terms.

(2) Includes the effect of mark to market accounting for our mortgage notes. Excludes upfront transaction costs.

(3) Principal balance excludes unamortized premiums and debt issuance costs related to these debts. Total debt outstanding as of September 30, 2019, including unamortized premiums and debt issuance costs totaling $6,090, was $1,399,640.

(4) In October 2019, we obtained a $350,000 mortgage loan secured by 11 of our U.S. mainland properties containing an aggregate of approximately 8.0 million rentable square feet located in eight states. This non-amortizing loan matures in November 2029 and requires monthly payments of interest at a fixed rate of 3.33% per annum. We used the proceeds from this loan to reduce outstanding borrowings under our $750,000 unsecured revolving credit facility. This mortgage debt is not included in the table above because it was obtained after September 30, 2019.

(5) We have a $750,000 revolving credit facility which has a maturity date of December 29, 2021. This revolving credit facility requires interest to be paid at a rate of LIBOR plus a premium and imposes a commitment fee. The interest rate premium is subject to adjustment based on changes to our leverage ratio. The commitment fee is based on the unused portion of our revolving credit facility and was 15 basis points per annum as of September 30, 2019. We have the option to extend the maturity date of our revolving credit facility for two, six month periods, subject to payment of extension fees and satisfaction of other conditions. Principal balance represents the amount outstanding under our revolving credit facility at September 30, 2019. Interest rate is as of September 30, 2019 and excludes the commitment fee. The maximum borrowing availability under our revolving credit facility may be increased to up to $1,500,000 in certain circumstances.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

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DEBT MATURITY SCHEDULE (dollars in thousands) Scheduled Principal Payments as of September 30, 2019 (1) Unsecured Secured Floating Fixed Year Rate Debt Rate Debt Total (2) 2020 $ — $ 48,750 $ 48,750 2021 650,000 (3) — 650,000 DEBT MATURITY SCHEDULE DEBT MATURITY 2023 — 56,980 56,980 2029 — 650,000 650,000 Total $ 650,000 $ 755,730 $ 1,405,730 Percent 46.2% 53.8% 100.0% (1) In October 2019, we obtained a $350,000 mortgage loan secured by 11 of our U.S. mainland properties containing an aggregate of approximately 8.0 million rentable square feet located in eight states. This non-amortizing loan matures in November 2029 and requires monthly payments of interest at a fixed rate of 3.33% per annum. We used the proceeds from this loan to reduce outstanding borrowings under our $750,000 unsecured revolving credit facility. This mortgage debt is not included in the table above because it was obtained after September 30, 2019. (2) Total debt outstanding as of September 30, 2019, including unamortized premiums and debt issuance costs totaling $6,090, was $1,399,640. (3) Represents the amount outstanding under our $750,000 revolving credit facility at September 30, 2019. This revolving credit facility requires interest to be paid at a rate of LIBOR plus a premium and imposes a commitment fee. The interest rate premium is subject to adjustment based on changes to our leverage ratio. The commitment fee is based on the unused portion of our revolving credit facility and was 15 basis points per annum as of September 30, 2019. We have the option to extend the maturity date of our revolving credit facility for two, six month periods, subject to payment of extension fees and satisfaction of other conditions. 14

LEVERAGE RATIOS AND COVERAGE RATIOS (dollars in thousands) As of and For the Three Months Ended 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 Leverage Ratios: Net debt (1) / total gross assets (2) 53.4% 53.1% 38.2% 27.8% 26.2% Net debt (1) / gross book value of real estate assets (3) 54.6% 54.1% 40.1% 28.7% 27.0% Net debt (1) / total market capitalization (4) 49.5% 49.6% 35.5% 26.0% 21.7% Secured debt (1) / total assets 30.6% 31.1% 38.4% 3.2% 3.2% Variable rate debt (1) / net debt (1) 47.0% 45.1% 6.8% 91.3% 91.0% Coverage Ratios: Net debt (1) / annualized Adjusted EBITDAre (5) 7.8x 7.6x 5.5x 3.6x 3.5x Adjusted EBITDAre (5) / interest expense 3.0x 3.2x 4.5x 6.6x 7.3x LEVERAGE RATIOS AND COVERAGE RATIOS AND COVERAGE RATIOS LEVERAGE RATIOS (1) Debt amounts reflect the principal balances as of the date presented. Net debt means total debt less cash. (2) Total gross assets is total assets plus accumulated depreciation. (3) Gross book value of real estate assets is real estate properties at cost, plus certain acquisition related costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any. (4) Total market capitalization is total debt plus the market value of our common shares at the end of the period. (5) See page 20 for the calculation of Adjusted EBITDAre and for a reconciliation of net income determined in accordance with GAAP to that amount. 15

CAPITAL EXPENDITURES SUMMARY (dollars in thousands) For the Three Months Ended 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 Tenant improvements (1) $ 173 $ — $ — $ 1,362 $ — Leasing costs (2) 322 238 156 1,206 188 Building improvements (3) 1,093 1,834 59 827 657 Recurring capital expenditures 1,588 2,072 215 3,395 845 Development, redevelopment and other activities (4) 5,208 2,553 160 584 110 Total capital expenditures $ 6,796 $ 4,625 $ 375 $ 3,979 $ 955 (1) Tenant improvements include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space. (2) Leasing costs include leasing related costs, such as brokerage commissions and tenant inducements. CAPITAL EXPENDITURES SUMMARY CAPITAL (3) Building improvements generally include (i) expenditures to replace obsolete building components and (ii) expenditures that extend the useful life of existing assets. (4) Development, redevelopment and other activities generally include (i) capital expenditures projects that reposition a property or (ii) result in new sources of revenue. 16

PROPERTY ACQUISITIONS AND DISPOSITIONS INFORMATION SINCE 1/1/19

PROPERTY ACQUISITIONS AND DISPOSITIONS INFORMATION SINCE 1/1/19

(dollars and sq. ft. in thousands, except per sq. ft. data)

Acquisitions:

Date Acquired	Market Area	Number of Properties	Sq. Ft.	Purchase Price (1)	Purchase Price (1) / Sq. Ft.	Cap Rate (2)	Weighted Average Remaining Lease Term in Years (3)	Percent Leased (4)	Major Tenant
February 2019	2 mainland states	7	3,708	$ 249,500	$ 67	6.1%	3.8	100%	Amazon.com Services, Inc., Whirlpool Corporation and various others
April 2019	Indianapolis, IN	1	494	30,500	62	5.5%	9.2	100%	Siemens Medical Solutions USA, Inc.
April 2019	12 mainland states	20	8,694	624,650	72	6.4%	9.2	100%	Amazon.com Services, Inc., Procter & Gamble Distributing LLC and various others
August 2019	Columbus, OH	2	392	32,100	82	6.0%	4.4	100%	Expolanka USA, LLC
Total / Weighted Average		30	13,288	$ 936,750	$ 70	6.3%	7.6	100%	

(1) Represents the gross purchase price, including assumed mortgage debt, if any, and excluding acquisition related costs and purchase price allocations.

(2) Represents the ratio of (x) annual straight line rental income, excluding the impact of above and below market lease amortization, based on existing leases as of the date of acquisition, less estimated annual property operating expenses as of the date of acquisition, excluding depreciation and amortization expense, to (y) the acquisition purchase price, including the principal amount of any assumed debt and excluding acquisition related costs.

(3) Average remaining lease term in years is weighted based on rental revenues as of the date acquired.

(4) Percent leased is as of the date acquired.

Dispositions:

We have not disposed of any properties since January 1, 2019.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

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CALCULATION AND RECONCILIATION OF NOI AND CASH BASIS NOI

CALCULATION AND RECONCILIATION OF NOI AND CASH BASIS NOI (1)

(dollars in thousands)

	For the Three Months Ended					For the Nine Months Ended	
	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	9/30/2019	9/30/2018
Calculation of NOI and Cash Basis NOI:							
Rental income	$ 60,958	$ 60,090	$ 45,987	$ 42,074	$ 40,431	$ 167,035	$ 120,456
Real estate taxes	(8,586)	(7,495)	(5,565)	(5,233)	(4,942)	(21,646)	(14,109)
Other operating expenses	(4,821)	(4,198)	(3,386)	(3,355)	(3,281)	(12,405)	(9,650)
NOI	47,551	48,397	37,036	33,486	32,208	132,984	96,697
Non-cash straight line rent adjustments included in rental income (2)	(979)	(2,002)	(979)	(1,379)	(1,128)	(3,960)	(3,360)
Lease value amortization included in rental income (2)	(182)	(707)	(113)	(106)	(92)	(1,002)	(295)
Cash Basis NOI	$ 46,390	$ 45,688	$ 35,944	$ 32,001	$ 30,988	$ 128,022	$ 93,042
Reconciliation of Net Income to NOI and Cash Basis NOI:							
Net income	$ 10,922	$ 13,116	$ 16,786	$ 18,288	$ 18,142	$ 40,824	$ 56,100
Equity in earnings of an investee	(83)	(130)	(404)	—	—	(617)	—
Income tax expense	63	60	8	8	9	131	24
Income before income tax expense and equity in earnings of an investee	10,902	13,046	16,390	18,296	18,151	40,338	56,124
Interest expense	14,687	13,924	7,596	4,675	4,052	36,207	11,406
Interest income	(81)	(138)	(361)	(66)	(71)	(580)	(134)
General and administrative	4,475	4,856	3,800	2,921	2,924	13,131	8,386
Depreciation and amortization	17,568	16,709	9,611	7,660	7,152	43,888	20,915
NOI	47,551	48,397	37,036	33,486	32,208	132,984	96,697
Non-cash straight line rent adjustments included in rental income (2)	(979)	(2,002)	(979)	(1,379)	(1,128)	(3,960)	(3,360)
Lease value amortization included in rental income (2)	(182)	(707)	(113)	(106)	(92)	(1,002)	(295)
Cash Basis NOI	$ 46,390	$ 45,688	$ 35,944	$ 32,001	$ 30,988	$ 128,022	$ 93,042

(1) See Definitions of Certain Non-GAAP Financial Measures on page 22 for the definitions of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

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RECONCILIATION OF NOI TO SAME PROPERTY NOI AND CALCULATION OF SAME PROPERTY CASH BASIS NOI

RECONCILIATION OF NOI TO SAME PROPERTY NOI AND CALCULATION OF SAME PROPERTY CASH BASIS NOI (1)

(dollars in thousands)

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
Reconciliation of NOI to Same Property NOI (2)(3):				
Rental income	$ 60,958	$ 40,431	$ 167,035	$ 120,456
Real estate taxes	(8,586)	(4,942)	(21,646)	(14,109)
Other operating expenses	(4,821)	(3,281)	(12,405)	(9,650)
NOI	47,551	32,208	132,984	96,697
Less:				
NOI of properties not included in same property results	(15,569)	(28)	(34,785)	(603)
Same property NOI	$ 31,982	$ 32,180	$ 98,199	$ 96,094
Calculation of Same Property Cash Basis NOI (2)(3):				
Same property NOI	$ 31,982	$ 32,180	$ 98,199	$ 96,094
Less:				
Non-cash straight line rent adjustments included in rental income (4)	(170)	(1,125)	(1,854)	(3,281)
Lease value amortization included in rental income (4)	(102)	(93)	(849)	(295)
Same property Cash Basis NOI	$ 31,710	$ 30,962	$ 95,496	$ 92,518

(1) See Definitions of Certain Non-GAAP Financial Measures on page 22 for the definitions of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) For the three months ended September 30, 2019 and 2018, same property NOI and Cash Basis NOI are based on properties that we owned as of September 30, 2019 and that we owned continuously since July 1, 2018.

(3) For the nine months ended September 30, 2019 and 2018, same property NOI and Cash Basis NOI are based on properties that we owned as of September 30, 2019 and that we owned (including for the period SIR owned our properties prior to the IPO) continuously since January 1, 2018.

(4) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.

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re CALCULATION OF EBITDA, EBITDAre AND ADJUSTED EBITDAre (1) (dollars in thousands) For the Three Months Ended For the Nine Months Ended 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 9/30/2019 9/30/2018 Net income $ 10,922 $ 13,116 $ 16,786 $ 18,288 $ 18,142 $ 40,824 $ 56,100 Plus: interest expense 14,687 13,924 7,596 4,675 4,052 36,207 11,406 Plus: income tax expense 63 60 8 8 9 131 24 Plus: depreciation and amortization 17,568 16,709 9,611 7,660 7,152 43,888 20,915 EBITDA and EBITDAre 43,240 43,809 34,001 30,631 29,355 121,050 88,445 AND ADJUSTED EBITDA AND Plus: general and administrative expense paid in common shares (2) 522 344 73 246 263 939 681 re Adjusted EBITDAre $ 43,762 $ 44,153 $ 34,074 $ 30,877 $ 29,618 $ 121,989 $ 89,126 (1) See Definitions of Certain Non-GAAP Financial Measures on page 22 for the definitions of EBITDA, EBITDAre, Adjusted EBITDAre and a description of why we believe they are appropriate supplemental measures. (2) Amounts represent equity based compensation to our trustees, our officers and certain other employees of The RMR Group LLC. CALCULATION OF EBITDA, EBITDA CALCULATION 20

CALCULATION OF FFO AND NORMALIZED FFO (1) (dollars and shares in thousands, except per share data) For the Three Months Ended For the Nine Months Ended 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 9/30/2019 9/30/2018 Net income $ 10,922 $ 13,116 $ 16,786 $ 18,288 $ 18,142 $ 40,824 $ 56,100 Plus: depreciation and amortization 17,568 16,709 9,611 7,660 7,152 43,888 20,915 FFO and Normalized FFO $ 28,490 $ 29,825 $ 26,397 $ 25,948 $ 25,294 $ 84,712 $ 77,015 Share and Per Share Data: Weighted average common shares outstanding - basic 65,055 65,039 65,032 65,029 65,022 65,042 63,839 Weighted average common shares outstanding - diluted 65,060 65,043 65,041 65,032 65,022 65,048 63,839 Net income per common share - basic and diluted $ 0.17 $ 0.20 $ 0.26 $ 0.28 $ 0.28 $ 0.63 $ 0.88 FFO and Normalized FFO per common share - basic and diluted $ 0.44 $ 0.46 $ 0.41 $ 0.40 $ 0.39 $ 1.30 $ 1.21 CALCULATION OF FFO AND NORMALIZED FFO OF FFO CALCULATION (1) See Definitions of Certain Non-GAAP Financial Measures on page 22 for the definitions of FFO and Normalized FFO, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. 21

DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES Non-GAAP Financial Measures: We present certain “non-GAAP financial measures” within the meaning of applicable Securities and Exchange Commission, or the SEC, rules, including FFO, Normalized FFO, EBITDA, EBITDAre, Adjusted EBITDAre, NOI and Cash Basis NOI. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income as presented in our condensed consolidated statements of income. We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income. We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of NOI and Cash Basis NOI, reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations at our properties. NOI and Cash Basis NOI: The calculations of net operating income, or NOI, and Cash Basis NOI exclude certain components of net income in order to provide results that are more closely related to our property level results of operations. We calculate NOI and Cash Basis NOI as shown on pages 18 and 19. We define NOI as income from our rental of real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization expense. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization and lease termination fees, if any. We use NOI and Cash Basis NOI to evaluate individual and company-wide property level performance. Other real estate companies and REITs may calculate NOI and Cash Basis NOI differently than we do. EBITDA, EBITDAre and Adjusted EBITDAre: We calculate earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 20. EBITDAre is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is EBITDA, excluding gains and losses on the sale of real estate, loss on impairment of real estate assets, if any, as well as certain other adjustments currently not applicable to us. In calculating Adjusted EBITDAre, we adjust for the items shown on page 20 and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. FFO and Normalized FFO: We calculate funds from operations, or FFO, and Normalized FFO as shown on page 21. FFO is calculated on the basis defined by Nareit, which is net income, calculated in accordance with GAAP, plus real estate depreciation and amortization, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO, we adjust for the items shown on page 21, if any, and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as an expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. FFO and Normalized FFO are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in our credit agreement, the availability to us of debt and equity capital, our distribution rate as a percentage of the trading price of our common shares, or dividend yield, and to the dividend yields of other industrial REITs, our DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES FINANCIAL NON-GAAP DEFINITIONS OF CERTAIN expectation of our future capital requirements and operating performance, and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO and Normalized FFO differently than we do. 22

309 Dulty's Lane, Burlington, NJ Square Feet: 633,836 Tenant: BJ's Wholesale Club, Inc. PORTFOLIO INFORMATION 23

PORTFOLIO SUMMARY BY PROPERTY TYPE (dollars and sq. ft. in thousands) As of and For the Three Months Ended September 30, 2019 Mainland Hawaii Key Statistic Properties Properties Total Leasable properties 74 226 (1) 300 Percent of total 24.7% 75.3% 100.0% Total square feet 25,989 16,756 42,745 Percent of total 60.8% 39.2% 100.0% Leased square feet 25,989 16,542 42,531 Percent leased 100.0% 98.7% 99.5% Rental income $ 36,291 $ 24,667 $ 60,958 Percent of total 59.5% 40.5% 100.0% NOI (2) $ 29,730 $ 17,821 $ 47,551 PORTFOLIO SUMMARY BY PROPERTY TYPE PROPERTY BY PORTFOLIO SUMMARY Percent of total 62.5% 37.5% 100.0% Cash Basis NOI (2) $ 28,610 $ 17,780 $ 46,390 Percent of total 61.7% 38.3% 100.0% (1) Includes buildings, leasable land parcels and easements which are primarily industrial lands located in Hawaii. (2) See page 18 for the calculation of NOI and Cash Basis NOI and a reconciliation of net income determined in accordance with GAAP to those amounts. 24

SAME PROPERTY RESULTS OF OPERATIONS BY PROPERTY TYPE (dollars and sq. ft. in thousands) As of and For the Three Months Ended (1) As of and For the Nine Months Ended (2) 9/30/2019 9/30/2018 9/30/2019 9/30/2018 Leasable Properties: Mainland Properties 41 41 40 40 Hawaii Properties 226 226 226 226 Total 267 267 266 266 Square Feet (3): Mainland Properties 11,956 11,956 11,716 11,716 Hawaii Properties 16,756 16,834 16,756 16,834 Total 28,712 28,790 28,472 28,550 Percent Leased (4): Mainland Properties 100.0% 100.0% 100.0% 100.0% Hawaii Properties 98.7% 98.7% 98.7% 98.7% Total 99.3% 99.3% 99.2% 99.2% Rental income Mainland Properties $ 16,379 $ 16,086 $ 47,829 $ 47,147 Hawaii Properties 24,667 24,309 75,451 72,679 Total $ 41,046 $ 40,395 $ 123,280 $ 119,826 (1) Consists of properties that we owned continuously since July 1, 2018. (2) Consists of properties that we owned (including for the period SIR owned our properties prior to the IPO) continuously since January 1, 2018. SAME PROPERTY RESULTS OF OPERATIONS BY PROPERTY TYPE PROPERTY BY OF OPERATIONS RESULTS SAME PROPERTY (3) Subject to modest adjustments when space is remeasured or reconfigured for new tenants and when land leases are converted to building leases. (4) Includes (i) space being fitted out for occupancy pursuant to existing leases, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any. 25

SAME PROPERTY RESULTS OF OPERATIONS BY PROPERTY TYPE (CONTINUED) (dollars in thousands) As of and For the Three Months Ended (1) As of and For the Nine Months Ended (2) 9/30/2019 9/30/2018 9/30/2019 9/30/2018 NOI (3): Mainland Properties $ 14,161 $ 14,174 $ 41,384 $ 41,006 Hawaii Properties 17,821 18,006 56,815 55,088 Total $ 31,982 $ 32,180 $ 98,199 $ 96,094 Cash Basis NOI (3): Mainland Properties $ 13,931 $ 13,680 $ 40,529 $ 39,596 Hawaii Properties 17,779 17,282 54,967 52,922 Total $ 31,710 $ 30,962 $ 95,496 $ 92,518 NOI % Change: Mainland Properties -0.1% 0.9% Hawaii Properties -1.0% 3.1% Total -0.6% 2.2% Cash Basis NOI % Change: Mainland Properties 1.8% 2.4% Hawaii Properties 2.9% 3.9% Total 2.4% 3.2% (1) Consists of properties that we owned continuously since July 1, 2018. (2) Consists of properties that we owned (including for the period SIR owned our properties prior to the IPO) continuously since January 1, 2018. (3) See page 18 for the calculation of NOI and Cash Basis NOI and a reconciliation of net income determined in accordance with GAAP to those amounts, and see page 19 for a reconciliation of NOI to same property NOI and a calculation of same property Cash Basis NOI. SAME PROPERTY RESULTS OF OPERATIONS BY PROPERTY TYPE (CONTINUED) PROPERTY BY OF OPERATIONS RESULTS SAME PROPERTY 26

LEASING SUMMARY

LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended				
	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Leasable buildings [1]	300	298	277	270	269
Total sq. ft. [2]	42,745	42,353	33,243	29,535	29,216
Square feet leased	42,531	42,066	33,029	29,321	29,002
Percentage leased	99.5%	99.3%	99.4%	99.3%	99.3 %
Leasing Activity (Sq. Ft.):					
New leases	73	216	—	194 [3]	120
Renewals	26	143	271	1,598	204
Rent resets	—	—	483	80	516
Total	99	359	754	1,872	840
% Change in GAAP Rent [4]:					
New leases	13.7%	35.6%	—%	71.9%	(15.3)%
Renewals	11.4%	16.8%	15.8%	17.8%	26.6 %
Rent resets	—%	—%	28.0%	18.2%	20.3 %
Weighted average (by square feet)	13.4%	27.5%	22.9%	23.7%	17.7 %
Leasing Costs and Concession Commitments [5]:					
New leases	$ 708	$ 372	$ —	$ 957	$ 321
Renewals	—	100	88	651	77
Total	$ 708	$ 472	$ 88	$ 1,608	$ 398
Leasing Costs and Concession Commitments per Sq. Ft. [6]:					
New leases	$ 9.70	$ 1.72	$ —	$ 4.93	$ 2.68
Renewals	$ —	$ 0.70	$ 0.32	$ 0.41	$ 0.38
Total	$ 7.15	$ 1.30	$ 0.32	$ 0.90	$ 1.23
Weighted Average Lease Term by Sq. Ft. (Years):					
New leases	20.0	10.6	—	15.0	4.4
Renewals	5.2	11.5	9.4	14.3	16.1
Total	16.1	11.0	9.4	14.4	11.8
Leasing Costs and Concession Commitments per Sq. Ft. per Year [5] [6]:					
New leases	$ 0.48	$ 0.16	$ —	$ 0.33	$ 0.61
Renewals	$ —	$ 0.06	$ 0.03	$ 0.03	$ 0.02
Total	$ 0.44	$ 0.12	$ 0.03	$ 0.06	$ 0.10

(1) Includes 226 buildings, leasable land parcels and easements with approximately 16,756 square feet which are primarily industrial lands located in Hawaii.
(2) Subject to modest adjustments when space is remeasured or reconfigured for new tenants and when land leases are converted to building leases.
(3) Represents a 194 square foot expansion under construction; the lease for that space will commence when the construction is complete.
(4) Percent change from prior rents charged for same space. Rents include estimated recurring expense reimbursements and exclude lease value amortization. References in this report to "same space" represent same land area and building area (with leasing rates for vacant space based upon the most recent rental rate for the same space).
(5) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.
(6) Amounts are per square foot per year for the weighted average lease term by leased square feet.

The above leasing summary is based on leases entered into during the periods indicated.

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OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE

(sq. ft. in thousands)

Property Type	Total Sq. Ft. (1) As of 9/30/2019	Sq. Ft. Leases Executed During the Three Months Ended 9/30/2019 New	Renewals	Total
Mainland Properties	25,989	—	—	—
Hawaii Properties	16,756	73	26	99
Total	42,745	73	26	99

Property Type	As of 6/30/2019	6/30/2019 % Leased (2)	Sq. Ft. Leased Expired	New and Renewals	Acquisitions / (Sales)	As of 9/30/2019 (3)	9/30/2019 % Leased
Mainland Properties	25,597	100.0%	—	—	392	25,989	100.0%
Hawaii Properties	16,469	98.3%	(26)	99	—	16,542	98.7%
Total	42,066	99.3%	(26)	99	392	42,531	99.5%

(1) Subject to modest adjustments when space is remeasured or reconfigured for new tenants and when land leases are converted to building leases.
(2) Excludes effects of space remeasurements during the period, if any. Percent leased includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any.
(3) Square footage excludes a 194 square foot expansion under construction; the lease for that space will commence when the construction is complete.

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TENANT CREDIT CHARACTERISTICS As of September 30, 2019 % of Annualized Rental Revenues (1) Mainland Tenant Credit Characteristics Properties Consolidated Investment grade rated 38.5% 27.9% Subsidiaries of investment grade rated parent entities 22.1% 13.3% Other leased Hawaii lands —% 32.5% Subtotal investment grade rated, subsidiaries of 60.6% 73.7% investment grade rated parent entities and other leased Hawaii lands Other unrated or non-investment grade 39.4% 26.3% 100.0% 100.0% Mainland Properties Consolidated Properties TENANT CREDIT CHARACTERISTICS % of Annualized Rental Revenues (1) % of Annualized Rental Revenues (1) Subsidiaries Other unrated or non- Other unrated or of investment investment grade: 39.4% non-investment Investment grade grade rated grade: 26.3% rated: 27.9% parent entities: 22.1% Other leased Hawaii Investment grade rated: Subsidiaries of lands: 32.5% 38.5% investment grade rated parent entities: 13.3% (1) We define annualized rental revenues as the annualized contractual rents, as of September 30, 2019, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants. 29

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL REVENUES

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL REVENUES

As of September 30, 2019

(sq. ft. in thousands)

		States	No. of Properties	Rented Sq. Ft. (1)	% of Total Rented Sq. Ft. (1)	% of Total Annualized Rental Revenues (2)
1	Amazon.com Services, Inc.	FL, IN, SC, TN, VA	6	6,119	14.4%	14.2%
2	Federal Express Corporation / FedEx Ground Package System, Inc.	AR, CO, HI, IA, ID, IL, MN, MO, NC, ND, NV, OH, OK, UT	17	952	2.2%	4.0%
3	The Procter & Gamble Distributing LLC	OH	1	1,791	4.2%	3.7%
4	Restoration Hardware, Inc.	MD	1	1,195	2.8%	2.5%
5	American Tire Distributors, Inc.	CO, LA, NE, NY, OH	5	722	1.7%	2.1%
6	UPS Supply Chain Solutions Inc.	NH	1	614	1.4%	2.0%
7	Par Hawaii Refining, LLC	HI	3	3,148	7.4%	1.9%
8	Servco Pacific Inc.	HI	4	537	1.3%	1.9%
9	SKF USA Inc.	MO	1	431	1.0%	1.7%
10	EF Transit, Inc.	IN	1	535	1.3%	1.6%
11	BJ's Wholesale Club, Inc.	NJ	1	634	1.5%	1.4%
12	Subaru of America, Inc.	IN	1	963	2.3%	1.4%
13	Shurtech Brands, LLC	OH	1	645	1.5%	1.4%
14	Safeway Inc.	HI	2	146	0.3%	1.4%
15	Exel Inc.	SC	1	945	2.2%	1.2%
16	A.L. Kilgo Company, Inc.	HI	5	310	0.7%	1.2%
17	Trex Company, Inc.	NV, VA	2	646	1.5%	1.2%
18	Avnet, Inc.	OH	1	581	1.4%	1.2%
19	Cummins Inc.	KY	1	604	1.4%	1.2%
20	Manheim Remarketing, Inc.	HI	1	338	0.8%	1.2%
21	Warehouse Rentals Inc.	HI	5	278	0.7%	1.1%
22	Coca-Cola Bottling of Hawaii, LLC	HI	4	351	0.8%	1.1%
23	Whirlpool Corporation	IN	1	805	1.9%	1.0%
	Total		66	23,290	54.7%	51.6%

(1) Rented square feet is pursuant to existing leases as of September 30, 2019 and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any.

(2) We define annualized rental revenues as the annualized contractual rents, as of September 30, 2019, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

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FIVE YEAR LEASE EXPIRATION AND RESET SCHEDULE BY PROPERTY TYPE

FIVE YEAR LEASE EXPIRATION AND RESET SCHEDULE BY PROPERTY TYPE

As of September 30, 2019

(dollars and sq. ft. in thousands)

	Total	2019	2020	2021	2022	2023	2024 and Thereafter
Mainland Properties Expirations:							
Total sq. ft. (1)	25,989						
Leased sq. ft. (1) (2)	25,989	33	394	2,455	567	2,452	20,088
Percent		0.1%	1.5%	9.4%	2.2%	9.4%	77.4%
Annualized rental revenues (3)	$ 143,425	$ 202	$ 1,358	$ 12,408	$ 4,256	$ 15,045	$ 110,156
Percent		0.1%	0.9%	8.7%	3.0%	10.5%	76.8%
Hawaii Properties Expirations:							
Total sq. ft.	16,756						
Leased sq. ft. (2)	16,542	5	293	590	2,513	305	12,836
Percent		—%	1.8%	3.6%	15.2%	1.8%	77.6%
Annualized rental revenues (3)	$ 101,852	$ 72	$ 1,540	$ 4,859	$ 19,011	$ 2,158	$ 74,212
Percent		0.1%	1.5%	4.8%	18.7%	2.1%	72.8%
Total Expirations:							
Total sq. ft. (1)	42,745						
Leased sq. ft. (1) (2)	42,531	38	687	3,045	3,080	2,757	32,924
Percent		0.1%	1.6%	7.2%	7.2%	6.5%	77.4%
Annualized rental revenues (3)	$ 245,277	$ 274	$ 2,898	$ 17,267	$ 23,267	$ 17,203	$ 184,368
Percent		0.1%	1.2%	7.0%	9.5%	7.0%	75.2%
Next Scheduled Rent Resets							
Reset sq. ft.	4,950	1,242	359	377	508	475	1,989
Percent (4)		7.5%	2.2%	2.3%	3.1%	2.9%	12.0%
Annualized rental revenues (3)	$ 31,348	$ 1,901	$ 2,681	$ 2,610	$ 4,209	$ 3,005	$ 16,942
Percent (4)		1.9%	2.6%	2.6%	4.1%	3.0%	16.6%

(1) Square footage excludes a 194 square foot expansion under construction; the lease for that space will commence when the construction is complete.
(2) Leased square feet is pursuant to existing leases as of September 30, 2019, and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied, or is being offered for sublease by tenants, if any.
(3) We define annualized rental revenues as the annualized contractual rents, as of September 30, 2019, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(4) Percent based on Hawaii Properties leased square feet and Hawaii Properties annualized rental revenues for Hawaii Properties.

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PORTFOLIO LEASE EXPIRATION SCHEDULE

PORTFOLIO LEASE EXPIRATION SCHEDULE

As of September 30, 2019

(dollars and sq. ft. in thousands)

Period / Year	Number of Tenants	Rented Square Feet Expiring (1)	% of Total Rented Square Feet Expiring (1)	Cumulative % of Total Rented Square Feet Expiring (1)	Annualized Rental Revenues Expiring (2)	% of Total Annualized Rental Revenues Expiring (2)	Cumulative % of Total Annualized Rental Revenues Expiring (2)
10/1/2019-12/31/2019	2	38	0.1%	0.1%	$ 274	0.1%	0.1%
2020	16	687	1.6%	1.7%	2,898	1.2%	1.3%
2021	31	3,045	7.2%	8.9%	17,267	7.0%	8.3%
2022	68	3,080	7.2%	16.1%	23,267	9.5%	17.8%
2023	28	2,757	6.5%	22.6%	17,203	7.0%	24.8%
2024	28	10,270	24.1%	46.7%	43,453	17.7%	42.5%
2025	14	1,445	3.4%	50.1%	8,146	3.3%	45.8%
2026	2	611	1.4%	51.5%	3,128	1.3%	47.1%
2027	9	5,538	13.0%	64.5%	27,171	11.1%	58.2%
2028	21	2,921	6.9%	71.4%	20,605	8.4%	66.6%
Thereafter	86	12,139 (3)	28.6%	100.0%	81,865	33.4%	100.0%
Total	305	42,531	100.0%		$ 245,277	100.0%	
Weighted average remaining lease term (in years)		8.6			9.6		

(1) Rented square feet is pursuant to existing leases as of September 30, 2019, and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any.

(2) We define annualized rental revenues as the annualized contractual rents, as of September 30, 2019, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

(3) Rented square footage excludes a 194 square foot expansion under construction; the lease for that space will commence when the construction is complete.

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2020 Joe B. Jackson Parkway, Murfreesboro, TN Square Feet: 1,016,281 Tenant: Amazon.com Services, Inc. EXHIBIT A 33

PROPERTY DETAIL

PROPERTY DETAIL

As of September 30, 2019

(dollars and square feet in thousands)

EXHIBIT A

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
1	4501 Industrial Drive	Fort Smith	AR	1	Mainland Properties	64	100.0%	$ 469	$ 4,385	$ 3,978	1/29/2015	2013
2	955 Aeroplaza Drive	Colorado Springs	CO	1	Mainland Properties	125	100.0%	907	8,251	7,385	1/29/2015	2012
3/4	13400 East 39th Avenue and 3800 Wheeling Street	Denver	CO	2	Mainland Properties	394	100.0%	1,359	16,101	14,552	1/29/2015	1996
5	3870 Ronald Reagan Boulevard	Johnstown	CO	1	Mainland Properties	97	100.0%	998	12,501	12,347	4/9/2019	2014
6	150 Greenhorn Drive	Pueblo	CO	1	Mainland Properties	54	100.0%	543	4,377	3,890	1/29/2015	2013
7	2 Tower Drive	Wallingford	CT	1	Mainland Properties	62	100.0%	465	3,755	3,043	10/24/2006	1978
8	235 Great Pond Drive	Windsor	CT	1	Mainland Properties	171	100.0%	1,383	11,869	10,173	7/20/2012	2004
9	10450 Doral Boulevard	Doral	FL	1	Mainland Properties	240	100.0%	2,272	43,326	42,155	6/27/2018	2001
10	2100 NW 82nd Avenue	Miami	FL	1	Mainland Properties	37	100.0%	265	1,895	1,110	3/19/1998	2013
11	3350 Laurel Ridge Avenue	Ruskin	FL	1	Mainland Properties	1,018	100.0%	8,531	107,989	106,628	4/9/2019	2014
12	1000 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	42	100.0%	444	2,252	2,252	12/5/2003	Land
13	1001 Ahua Street	Honolulu	HI	1	Hawaii Properties	338	100.0%	2,822	18,559	17,227	12/5/2003	Land
14	1024 Kikowaena Place	Honolulu	HI	1	Hawaii Properties	40	100.0%	324	1,818	1,818	12/5/2003	Land
15	1024 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	26	100.0%	229	1,385	1,385	12/5/2003	Land
16	1027 Kikowaena Place	Honolulu	HI	1	Hawaii Properties	102	100.0%	837	5,444	5,444	12/5/2003	Land
17	1030 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	122	100.0%	1,069	5,655	5,655	12/5/2003	Land
18	1038 Kikowaena Place	Honolulu	HI	1	Hawaii Properties	47	100.0%	377	2,576	2,576	12/5/2003	Land
19	1045 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	15	100.0%	111	819	819	12/5/2003	Land
20	1050 Kikowaena Place	Honolulu	HI	1	Hawaii Properties	43	100.0%	342	2,277	1,932	12/5/2003	Land
21	1052 Ahua Street	Honolulu	HI	1	Hawaii Properties	30	100.0%	197	1,943	1,859	12/5/2003	Land
22	1055 Ahua Street	Honolulu	HI	1	Hawaii Properties	27	100.0%	210	1,216	1,216	12/5/2003	Land
23	106 Puuhale Road	Honolulu	HI	1	Hawaii Properties	14	100.0%	293	1,347	1,286	12/5/2003	1966
24	1062 Kikowaena Place	Honolulu	HI	1	Hawaii Properties	31	100.0%	249	1,647	1,411	12/5/2003	Land
25	1122 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	106	100.0%	809	5,781	5,781	12/5/2003	Land
26	113 Puuhale Road	Honolulu	HI	1	Hawaii Properties	77	100.0%	730	3,729	3,729	12/5/2003	Land
27	1150 Kikowaena Place	Honolulu	HI	1	Hawaii Properties	46	100.0%	547	2,445	2,445	12/5/2003	Land
28	120 Mokauea Street	Honolulu	HI	1	Hawaii Properties	31	100.0%	457	2,653	2,531	12/5/2003	1970
29	120 Sand Island Access Road	Honolulu	HI	1	Hawaii Properties	71	100.0%	1,881	13,849	9,291	11/23/2004	2004
30	120B Mokauea Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	546	1,953	1,953	12/5/2003	1970
31	125 Puuhale Road	Honolulu	HI	1	Hawaii Properties	31	100.0%	320	1,630	1,630	12/5/2003	Land
32	125B Puuhale Road	Honolulu	HI	1	Hawaii Properties	49	100.0%	437	2,815	2,815	12/5/2003	Land
33	1330 Pali Highway	Honolulu	HI	1	Hawaii Properties	20	100.0%	462	1,423	1,423	12/5/2003	Land

(1) We define annualized rental revenues as the annualized contractual rents, as of September 30, 2019, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

(2) Excludes the value of real estate intangibles.

(3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

34

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED)

As of September 30, 2019 (dollars and square feet in thousands) **EXHIBIT A**

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues [(1)]	Undepreciated Carrying Value [(2)]	Depreciated Carrying Value [(2)]	Date Acquired [(3)]	Year Built or Most Recent Renovation
34	1360 Pali Highway	Honolulu	HI	1	Hawaii Properties	126	100.0%	2,868	9,331	9,220	12/5/2003	Land
35	140 Puuhale Road	Honolulu	HI	1	Hawaii Properties	22	100.0%	—	1,100	1,100	12/5/2003	Land
36	142 Mokauea Street	Honolulu	HI	1	Hawaii Properties	26	100.0%	445	3,683	3,294	12/5/2003	1972
37	148 Mokauea Street	Honolulu	HI	1	Hawaii Properties	86	100.0%	771	3,476	3,476	12/5/2003	Land
38	150 Puuhale Road	Honolulu	HI	1	Hawaii Properties	123	100.0%	1,140	4,887	4,887	12/5/2003	Land
39	151 Puuhale Road	Honolulu	HI	1	Hawaii Properties	38	100.0%	—	1,956	1,956	12/5/2003	Land
40	158 Sand Island Access Road	Honolulu	HI	1	Hawaii Properties	101	100.0%	965	2,488	2,488	12/5/2003	Land
41	165 Sand Island Access Road	Honolulu	HI	1	Hawaii Properties	16	100.0%	151	758	758	12/5/2003	Land
42	179 Sand Island Access Road	Honolulu	HI	1	Hawaii Properties	62	100.0%	655	2,480	2,480	12/5/2003	Land
43	180 Sand Island Access Road	Honolulu	HI	1	Hawaii Properties	67	100.0%	665	1,655	1,655	12/5/2003	Land
44	1926 Auiki Street	Honolulu	HI	1	Hawaii Properties	42	100.0%	732	4,565	4,062	12/5/2003	1959
45	1931 Kahai Street	Honolulu	HI	1	Hawaii Properties	96	100.0%	995	3,779	3,779	12/5/2003	Land
46	197 Sand Island Access Road	Honolulu	HI	1	Hawaii Properties	31	100.0%	320	1,238	1,238	12/5/2003	Land
47	2001 Kahai Street	Honolulu	HI	1	Hawaii Properties	27	100.0%	257	1,091	1,091	12/5/2003	Land
48	2019 Kahai Street	Honolulu	HI	1	Hawaii Properties	27	100.0%	328	1,377	1,377	12/5/2003	Land
49	2020 Auiki Street	Honolulu	HI	1	Hawaii Properties	47	100.0%	428	2,385	2,385	12/5/2003	Land
50	204 Sand Island Access Road	Honolulu	HI	1	Hawaii Properties	33	100.0%	320	1,689	1,689	12/5/2003	Land
51	207 Puuhale Road	Honolulu	HI	1	Hawaii Properties	40	100.0%	475	2,024	2,024	12/5/2003	Land
52	2103 Kaliawa Street	Honolulu	HI	1	Hawaii Properties	79	100.0%	725	3,212	3,212	12/5/2003	Land
53	2106 Kaliawa Street	Honolulu	HI	1	Hawaii Properties	31	100.0%	—	1,737	1,662	12/5/2003	Land
54	2110 Auiki Street	Honolulu	HI	1	Hawaii Properties	20	100.0%	264	837	837	12/5/2003	Land
55	212 Mohonua Place	Honolulu	HI	1	Hawaii Properties	46	100.0%	402	1,067	1,067	12/5/2003	Land
56	2122 Kaliawa Street	Honolulu	HI	1	Hawaii Properties	33	100.0%	339	1,365	1,365	12/5/2003	Land
57	2127 Auiki Street	Honolulu	HI	1	Hawaii Properties	57	100.0%	—	3,003	2,974	12/5/2003	Land
58	2135 Auiki Street	Honolulu	HI	1	Hawaii Properties	33	100.0%	325	825	825	12/5/2003	Land
59	2139 Kaliawa Street	Honolulu	HI	1	Hawaii Properties	22	100.0%	201	885	885	12/5/2003	Land
60	214 Sand Island Access Road	Honolulu	HI	1	Hawaii Properties	22	100.0%	444	2,404	2,343	12/5/2003	1981
61	2140 Kaliawa Street	Honolulu	HI	1	Hawaii Properties	19	100.0%	192	931	931	12/5/2003	Land
62	2144 Auiki Street	Honolulu	HI	1	Hawaii Properties	54	100.0%	1,120	9,798	7,567	12/5/2003	1953
63	215 Puuhale Road	Honolulu	HI	1	Hawaii Properties	42	100.0%	510	2,117	2,117	12/5/2003	Land

(1) We define annualized rental revenues as the annualized contractual rents, as of September 30, 2019, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

(2) Excludes the value of real estate intangibles.

(3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

35

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED)

As of September 30, 2019

(dollars and square feet in thousands)

EXHIBIT A

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
64	218 Mohonua Place	Honolulu	HI	1	Hawaii Properties	34	100.0%	334	1,741	1,741	12/5/2003	Land
65	220 Puuhale Road	Honolulu	HI	1	Hawaii Properties	66	100.0%	622	2,619	2,619	12/5/2003	Land
66	2250 Pahounui Drive	Honolulu	HI	1	Hawaii Properties	76	100.0%	728	3,862	3,862	12/5/2003	Land
67	2264 Pahounui Drive	Honolulu	HI	1	Hawaii Properties	33	100.0%	352	1,632	1,632	12/5/2003	Land
68	2276 Pahounui Drive	Honolulu	HI	1	Hawaii Properties	33	100.0%	356	1,619	1,619	12/5/2003	Land
69	228 Mohonua Place	Honolulu	HI	1	Hawaii Properties	37	100.0%	359	1,865	1,865	12/5/2003	Land
70	2308 Pahounui Drive	Honolulu	HI	1	Hawaii Properties	65	100.0%	607	3,314	3,314	12/5/2003	Land
71	231 Sand Island Access Road	Honolulu	HI	1	Hawaii Properties	19	100.0%	174	752	752	12/5/2003	Land
72	231B Sand Island Access Road	Honolulu	HI	1	Hawaii Properties	39	100.0%	381	1,539	1,539	12/5/2003	Land
73	2344 Pahounui Drive	Honolulu	HI	1	Hawaii Properties	144	100.0%	1,406	6,709	6,709	12/5/2003	Land
74	238 Sand Island Access Road	Honolulu	HI	1	Hawaii Properties	60	100.0%	576	2,273	2,273	12/5/2003	Land
75	2635 Waiwai Loop A	Honolulu	HI	1	Hawaii Properties	23	100.0%	221	1,967	1,793	12/5/2003	Land
76	2635 Waiwai Loop B	Honolulu	HI	1	Hawaii Properties	22	100.0%	217	1,965	1,888	12/5/2003	Land
77	2760 Kam Highway	Honolulu	HI	1	Hawaii Properties	29	100.0%	154	865	865	12/5/2003	Land
78	2804 Kilihau Street	Honolulu	HI	1	Hawaii Properties	34	100.0%	266	1,777	1,775	12/5/2003	Land
79	2806 Kaihikapu Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	287	1,801	1,801	12/5/2003	Land
80	2808 Kam Highway	Honolulu	HI	1	Hawaii Properties	13	100.0%	106	310	310	12/5/2003	Land
81	2809 Kaihikapu Street	Honolulu	HI	1	Hawaii Properties	36	100.0%	288	1,837	1,837	12/5/2003	Land
82	2810 Paa Street	Honolulu	HI	1	Hawaii Properties	52	100.0%	612	3,340	3,340	12/5/2003	Land
83	2810 Pukoloa Street	Honolulu	HI	1	Hawaii Properties	412	100.0%	3,685	27,703	27,699	12/5/2003	Land
84	2812 Awaawaloa Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	282	1,804	1,802	12/5/2003	Land
85	2814 Kilihau Street	Honolulu	HI	1	Hawaii Properties	37	100.0%	290	1,925	1,925	12/5/2003	Land
86	2815 Kaihikapu Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	223	1,823	1,821	12/5/2003	Land
87	2815 Kilihau Street	Honolulu	HI	1	Hawaii Properties	12	100.0%	98	287	287	12/5/2003	Land
88	2816 Awaawaloa Street	Honolulu	HI	1	Hawaii Properties	44	100.0%	255	1,036	1,025	12/5/2003	Land
89	2819 Mokumoa Street - A	Honolulu	HI	1	Hawaii Properties	35	100.0%	285	1,821	1,821	12/5/2003	Land
90	2819 Mokumoa Street - B	Honolulu	HI	1	Hawaii Properties	35	100.0%	280	1,816	1,816	12/5/2003	Land
91	2819 Pukoloa Street	Honolulu	HI	1	Hawaii Properties	40	100.0%	299	2,123	2,114	12/5/2003	Land
92	2821 Kilihau Street	Honolulu	HI	1	Hawaii Properties	12	100.0%	98	287	287	12/5/2003	Land
93	2826 Kaihikapu Street	Honolulu	HI	1	Hawaii Properties	70	100.0%	466	3,921	3,921	12/5/2003	Land

(1) We define annualized rental revenues as the annualized contractual rents, as of September 30, 2019, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

36

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED)

As of September 30, 2019

(dollars and square feet in thousands)

EXHIBIT A

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues [(1)]	Undepreciated Carrying Value [(2)]	Depreciated Carrying Value [(2)]	Date Acquired [(3)]	Year Built or Most Recent Renovation
94	2827 Kaihikapu Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	283	1,801	1,801	12/5/2003	Land
95	2828 Paa Street	Honolulu	HI	1	Hawaii Properties	187	100.0%	1,497	12,448	12,448	12/5/2003	Land
96	2829 Awaawaloa Street	Honolulu	HI	1	Hawaii Properties	70	100.0%	—	1,722	1,720	12/5/2003	Land
97	2829 Kilihau Street	Honolulu	HI	1	Hawaii Properties	12	100.0%	98	287	287	12/5/2003	Land
98	2829 Pukoloa Street	Honolulu	HI	1	Hawaii Properties	40	100.0%	318	2,088	2,088	12/5/2003	Land
99	2830 Mokumoa Street	Honolulu	HI	1	Hawaii Properties	40	100.0%	308	2,146	2,146	12/5/2003	Land
100	2831 Awaawaloa Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	278	860	860	12/5/2003	Land
101	2831 Kaihikapu Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	222	1,857	1,627	12/5/2003	Land
102	2833 Kilihau Street	Honolulu	HI	1	Hawaii Properties	12	100.0%	99	601	601	12/5/2003	Land
103	2833 Paa Street	Honolulu	HI	1	Hawaii Properties	30	100.0%	302	1,701	1,701	12/5/2003	Land
104	2833 Paa Street #2	Honolulu	HI	1	Hawaii Properties	30	100.0%	302	1,675	1,675	12/5/2003	Land
105	2836 Awaawaloa Street	Honolulu	HI	1	Hawaii Properties	26	100.0%	155	1,353	1,353	12/5/2003	Land
106	2838 Kilihau Street	Honolulu	HI	1	Hawaii Properties	83	100.0%	681	4,262	4,262	12/5/2003	Land
107	2839 Kilihau Street	Honolulu	HI	1	Hawaii Properties	12	100.0%	110	627	627	12/5/2003	Land
108	2839 Mokumoa Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	248	1,942	1,942	12/5/2003	Land
109	2840 Mokumoa Street	Honolulu	HI	1	Hawaii Properties	40	100.0%	315	2,149	2,149	12/5/2003	Land
110	2841 Pukoloa Street	Honolulu	HI	1	Hawaii Properties	40	100.0%	329	2,088	2,088	12/5/2003	Land
111	2844 Kaihikapu Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	269	1,974	1,962	12/5/2003	Land
112	2846-A Awaawaloa Street	Honolulu	HI	1	Hawaii Properties	61	100.0%	500	3,135	2,758	12/5/2003	Land
113	2847 Awaawaloa Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	—	885	766	12/5/2003	Land
114	2849 Kaihikapu Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	372	860	860	12/5/2003	Land
115	2850 Awaawaloa Street	Honolulu	HI	1	Hawaii Properties	9	100.0%	70	459	391	12/5/2003	Land
116	2850 Mokumoa Street	Honolulu	HI	1	Hawaii Properties	40	100.0%	317	2,143	2,143	12/5/2003	Land
117	2850 Paa Street	Honolulu	HI	1	Hawaii Properties	298	100.0%	2,285	22,827	22,827	12/5/2003	Land
118	2855 Kaihikapu Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	328	1,807	1,807	12/5/2003	Land
119	2855 Pukoloa Street	Honolulu	HI	1	Hawaii Properties	40	100.0%	304	1,934	1,934	12/5/2003	Land
120	2857 Awaawaloa Street	Honolulu	HI	1	Hawaii Properties	40	100.0%	322	983	983	12/5/2003	Land
121	2858 Kaihikapu Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	289	1,801	1,801	12/5/2003	Land
122	2861 Mokumoa Street	Honolulu	HI	1	Hawaii Properties	70	100.0%	459	3,867	3,867	12/5/2003	Land
123	2864 Awaawaloa Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	300	1,842	1,838	12/5/2003	Land
124	2864 Mokumoa Street	Honolulu	HI	1	Hawaii Properties	40	100.0%	285	2,092	2,092	12/5/2003	Land

(1) We define annualized rental revenues as the annualized contractual rents, as of September 30, 2019, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

37

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED)

As of September 30, 2019

(dollars and square feet in thousands)

EXHIBIT A

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
125	2865 Pukoloa Street	Honolulu	HI	1	Hawaii Properties	40	100.0%	311	1,934	1,934	12/5/2003	Land
126	2868 Kaihikapu Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	387	1,801	1,801	12/5/2003	Land
127	2869 Mokumoa Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	299	1,794	1,794	12/5/2003	Land
128	2875 Paa Street	Honolulu	HI	1	Hawaii Properties	23	100.0%	234	1,330	1,330	12/5/2003	Land
129	2879 Mokumoa Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	287	1,789	1,789	12/5/2003	Land
130	2879 Paa Street	Honolulu	HI	1	Hawaii Properties	31	100.0%	231	1,735	1,723	12/5/2003	Land
131	2886 Paa Street	Honolulu	HI	1	Hawaii Properties	60	100.0%	726	2,205	2,205	12/5/2003	Land
132	2889 Mokumoa Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	299	1,783	1,783	12/5/2003	Land
133	2906 Kaihikapu Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	304	1,816	1,815	12/5/2003	Land
134	2908 Kaihikapu Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	370	1,810	1,808	12/5/2003	Land
135	2915 Kaihikapu Street	Honolulu	HI	1	Hawaii Properties	105	100.0%	911	2,579	2,579	12/5/2003	Land
136	2927 Mokumoa Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	277	1,778	1,778	12/5/2003	Land
137	2928 Kaihikapu Street - A	Honolulu	HI	1	Hawaii Properties	35	100.0%	288	1,801	1,801	12/5/2003	Land
138	2928 Kaihikapu Street - B	Honolulu	HI	1	Hawaii Properties	38	100.0%	300	1,948	1,948	12/5/2003	Land
139	2960 Mokumoa Street	Honolulu	HI	1	Hawaii Properties	38	100.0%	330	1,977	1,977	12/5/2003	Land
140	2965 Mokumoa Street	Honolulu	HI	1	Hawaii Properties	42	100.0%	351	2,140	2,140	12/5/2003	Land
141	2969 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	80	100.0%	448	4,053	4,044	12/5/2003	Land
142	2970 Mokumoa Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	302	1,722	1,722	12/5/2003	Land
143	33 S. Vineyard Boulevard	Honolulu	HI	1	Hawaii Properties	12	100.0%	143	844	844	12/5/2003	Land
144	525 N. King Street	Honolulu	HI	1	Hawaii Properties	21	100.0%	278	1,342	1,342	12/5/2003	Land
145	609 Ahua Street	Honolulu	HI	1	Hawaii Properties	24	100.0%	220	624	616	12/5/2003	Land
146	619 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	55	100.0%	545	1,415	1,413	12/5/2003	Land
147	645 Ahua Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	273	882	882	12/5/2003	Land
148	659 Ahua Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	264	880	863	12/5/2003	Land
149	659 Puuloa Road	Honolulu	HI	1	Hawaii Properties	35	100.0%	281	1,807	1,807	12/5/2003	Land
150	660 Ahua Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	203	1,787	1,784	12/5/2003	Land
151	667 Puuloa Road	Honolulu	HI	1	Hawaii Properties	35	100.0%	302	862	860	12/5/2003	Land
152	669 Ahua Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	446	1,877	1,856	12/5/2003	Land
153	673 Ahua Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	267	1,801	1,801	12/5/2003	Land
154	675 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	30	100.0%	227	1,081	1,081	12/5/2003	Land
155	679 Puuloa Road	Honolulu	HI	1	Hawaii Properties	35	100.0%	285	1,810	1,807	12/5/2003	Land

(1) We define annualized rental revenues as the annualized contractual rents, as of September 30, 2019, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

(2) Excludes the value of real estate intangibles.

(3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

38

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED)

As of September 30, 2019

(dollars and square feet in thousands)

EXHIBIT A

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
156	685 Ahua Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	278	1,801	1,801	12/5/2003	Land
157	673 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	285	1,821	1,805	12/5/2003	Land
158	692 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	380	1,798	1,798	12/5/2003	Land
159	697 Ahua Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	306	1,805	1,483	12/5/2003	Land
160	702 Ahua Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	276	1,787	1,784	12/5/2003	Land
161	704 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	59	100.0%	493	3,075	2,804	12/5/2003	Land
162	709 Ahua Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	340	1,801	1,801	12/5/2003	Land
163	719 Ahua Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	345	1,960	1,960	12/5/2003	Land
164	729 Ahua Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	241	1,801	1,801	12/5/2003	Land
165	733 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	65	100.0%	701	3,403	3,403	12/5/2003	Land
166	739 Ahua Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	248	1,801	1,801	12/5/2003	Land
167	759 Puuloa Road	Honolulu	HI	1	Hawaii Properties	34	100.0%	278	1,769	1,766	12/5/2003	Land
168	761 Ahua Street	Honolulu	HI	1	Hawaii Properties	73	100.0%	577	3,759	3,758	12/5/2003	Land
169	766 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	289	1,801	1,801	12/5/2003	Land
170	770 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	353	1,801	1,801	12/5/2003	Land
171	789 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	47	100.0%	279	2,611	2,608	12/5/2003	Land
172	80 Sand Island Access Road	Honolulu	HI	1	Hawaii Properties	191	100.0%	1,671	7,972	7,972	12/5/2003	Land
173	803 Ahua Street	Honolulu	HI	1	Hawaii Properties	73	100.0%	841	3,804	3,804	12/5/2003	Land
174	808 Ahua Street	Honolulu	HI	1	Hawaii Properties	57	100.0%	628	3,279	3,279	12/5/2003	Land
175	812 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	277	2,613	2,613	12/5/2003	Land
176	819 Ahua Street	Honolulu	HI	1	Hawaii Properties	105	100.0%	1,083	5,434	5,193	12/5/2003	Land
177	822 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	332	1,810	1,797	12/5/2003	Land
178	830 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	283	1,826	1,805	12/5/2003	Land
179	841 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	63	100.0%	524	3,265	3,265	12/5/2003	Land
180	842 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	325	1,809	1,797	12/5/2003	Land
181	846 Ala Lilikoi Boulevard B	Honolulu	HI	1	Hawaii Properties	8	100.0%	45	234	234	12/5/2003	Land
182	848 Ala Lilikoi Boulevard A	Honolulu	HI	1	Hawaii Properties	326	100.0%	1,761	9,426	9,426	12/5/2003	Land
183	850 Ahua Street	Honolulu	HI	1	Hawaii Properties	48	100.0%	282	2,684	2,682	12/5/2003	Land
184	852 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	289	1,801	1,801	12/5/2003	Land
185	855 Ahua Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	225	1,834	1,834	12/5/2003	Land
186	865 Ahua Street	Honolulu	HI	1	Hawaii Properties	36	100.0%	323	1,846	1,846	12/5/2003	Land

(1) We define annualized rental revenues as the annualized contractual rents, as of September 30, 2019, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

39

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED)

As of September 30, 2019

(dollars and square feet in thousands)

EXHIBIT A

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
187	889 Ahua Street	Honolulu	HI	1	Hawaii Properties	49	100.0%	429	6,203	6,149	11/21/2012	Land
188	905 Ahua Street	Honolulu	HI	1	Hawaii Properties	21	100.0%	175	1,148	1,148	12/5/2003	Land
189	918 Ahua Street	Honolulu	HI	1	Hawaii Properties	72	100.0%	491	3,820	3,820	12/5/2003	Land
190	930 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	69	100.0%	546	3,654	3,654	12/5/2003	Land
191	944 Ahua Street	Honolulu	HI	1	Hawaii Properties	27	100.0%	213	1,219	1,219	12/5/2003	Land
192	949 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	237	100.0%	1,723	11,568	11,568	12/5/2003	Land
193	950 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	33	100.0%	272	1,724	1,724	12/5/2003	Land
194	960 Ahua Street	Honolulu	HI	1	Hawaii Properties	14	100.0%	121	614	614	12/5/2003	Land
195	960 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	37	100.0%	321	1,933	1,933	12/5/2003	Land
196	970 Ahua Street	Honolulu	HI	1	Hawaii Properties	15	100.0%	112	817	817	12/5/2003	Land
197	91-027 Kaomi Loop	Kapolei	HI	1	Hawaii Properties	214	—%	—	2,667	2,667	6/15/2005	Land
198	91-064 Kaomi Loop	Kapolei	HI	1	Hawaii Properties	99	100.0%	327	1,826	1,826	6/15/2005	Land
199	91-080 Hanua	Kapolei	HI	1	Hawaii Properties	217	100.0%	515	2,187	2,187	6/15/2005	Land
200	91-083 Hanua	Kapolei	HI	1	Hawaii Properties	47	100.0%	143	716	716	6/15/2005	Land
201	91-086 Kaomi Loop	Kapolei	HI	1	Hawaii Properties	1,242	100.0%	1,901	13,884	13,884	6/15/2005	Land
202	91-087 Hanua	Kapolei	HI	1	Hawaii Properties	22	100.0%	70	381	381	6/15/2005	Land
203	91-091 Hanua	Kapolei	HI	1	Hawaii Properties	41	100.0%	158	552	552	6/15/2005	Land
204	91-102 Kaomi Loop	Kapolei	HI	1	Hawaii Properties	99	100.0%	256	1,599	1,599	6/15/2005	Land
205	91-110 Kaomi Loop	Kapolei	HI	1	Hawaii Properties	99	100.0%	237	1,293	1,293	6/15/2005	Land
206	91-119 Olai	Kapolei	HI	1	Hawaii Properties	98	100.0%	226	1,981	1,981	6/15/2005	Land
207	91-141 Kalaeloa	Kapolei	HI	1	Hawaii Properties	910	100.0%	2,058	11,624	11,624	6/15/2005	Land
208	91-150 Kaomi Loop	Kapolei	HI	1	Hawaii Properties	250	100.0%	434	3,159	3,159	6/15/2005	Land
209	91-171 Olai	Kapolei	HI	1	Hawaii Properties	24	100.0%	55	265	231	6/15/2005	Land
210	91-174 Olai	Kapolei	HI	1	Hawaii Properties	58	100.0%	137	1,009	991	6/15/2005	Land
211	91-175 Olai	Kapolei	HI	1	Hawaii Properties	48	100.0%	—	1,286	1,266	6/15/2005	Land
212	91-185 Kalaeloa	Kapolei	HI	1	Hawaii Properties	122	100.0%	242	1,761	1,761	6/15/2005	Land
213	91-202 Kalaeloa	Kapolei	HI	1	Hawaii Properties	84	100.0%	375	2,048	1,997	6/15/2005	1964
214	91-210 Kauhi	Kapolei	HI	1	Hawaii Properties	44	100.0%	126	567	567	6/15/2005	Land
215	91-210 Olai	Kapolei	HI	1	Hawaii Properties	54	100.0%	208	706	706	6/15/2005	Land
216	91-218 Olai	Kapolei	HI	1	Hawaii Properties	107	100.0%	213	1,683	1,662	6/15/2005	Land
217	91-220 Kalaeloa	Kapolei	HI	1	Hawaii Properties	23	100.0%	349	1,871	1,299	6/15/2005	1991
218	91-222 Olai	Kapolei	HI	1	Hawaii Properties	158	100.0%	548	2,035	2,035	6/15/2005	Land

(1) We define annualized rental revenues as the annualized contractual rents, as of September 30, 2019, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

40

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED)

As of September 30, 2019

(dollars and square feet in thousands)

EXHIBIT A

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
219	91-238 Kauhi	Kapolei	HI	1	Hawaii Properties	85	100.0%	1,379	10,649	7,868	6/15/2005	1981
220	91-241 Kalaeloa	Kapolei	HI	1	Hawaii Properties	45	100.0%	698	5,295	3,620	6/15/2005	1990
221	91-250 Komohana	Kapolei	HI	1	Hawaii Properties	107	100.0%	306	1,506	1,506	6/15/2005	Land
222	91-252 Kauhi	Kapolei	HI	1	Hawaii Properties	43	100.0%	108	536	536	6/15/2005	Land
223	91-255 Hanua	Kapolei	HI	1	Hawaii Properties	95	100.0%	275	1,246	1,244	6/15/2005	Land
224	91-259 Olai	Kapolei	HI	1	Hawaii Properties	131	100.0%	294	2,944	2,944	6/15/2005	Land
225	91-265 Hanua	Kapolei	HI	1	Hawaii Properties	95	100.0%	235	1,569	1,569	6/15/2005	Land
226	91-300 Hanua	Kapolei	HI	1	Hawaii Properties	28	100.0%	445	1,381	1,381	6/15/2005	1994
227	91-329 Kauhi	Kapolei	HI	1	Hawaii Properties	48	100.0%	848	5,040	3,553	6/15/2005	2013
228	91-349 Kauhi	Kapolei	HI	1	Hawaii Properties	48	100.0%	124	649	649	6/15/2005	Land
229	91-399 Kauhi	Kapolei	HI	1	Hawaii Properties	2,236	100.0%	2,724	27,405	27,405	6/15/2005	Land
230	91-400 Komohana	Kapolei	HI	1	Hawaii Properties	96	100.0%	244	1,494	1,494	6/15/2005	Land
231	91-410 Komohana	Kapolei	HI	1	Hawaii Properties	21	100.0%	54	430	428	6/15/2005	Land
232	91-416 Komohana	Kapolei	HI	1	Hawaii Properties	27	100.0%	70	724	723	6/15/2005	Land
233	AES HI Easement	Kapolei	HI	1	Hawaii Properties (5)	—	—%	—	1,250	1,250	6/15/2005	Land
234	Other Easements & Lots	Kapolei	HI	1	Hawaii Properties (5)	—	—%	—	1,753	1,338	6/15/2005	Land
235	Tesaro 967 Easement	Kapolei	HI	1	Hawaii Properties (4) (5)	—	—%	—	6,593	6,593	6/15/2005	Land
236	Texaco Easement	Kapolei	HI	1	Hawaii Properties (5)	—	—%	—	2,653	2,653	6/15/2005	Land
237	94-240 Pupuole Street	Waipahu	HI	1	Hawaii Properties	44	100.0%	438	717	717	12/5/2003	Land
238	5500 SE Delaware Avenue	Ankeny	IA	1	Mainland Properties	450 (6)	100.0%	1,834	28,102	26,120	1/29/2015	2012
239	951 Trails Road	Eldridge	IA	1	Mainland Properties	173	100.0%	1,034	8,974	6,450	4/2/2007	2001
240	3425 Maple Drive	Fort Dodge	IA	1	Mainland Properties	25	100.0%	251	2,100	2,073	4/9/2019	2014
241	2300 North 33rd Avenue East	Newton	IA	1	Mainland Properties	318	100.0%	1,458	14,131	10,296	9/29/2008	2008
242	7121 South Fifth Avenue	Pocatello	ID	1	Mainland Properties	34	100.0%	400	4,746	4,246	1/29/2015	2007
243	1230 West 171st Street	Harvey	IL	1	Mainland Properties	40	100.0%	475	2,473	2,278	1/29/2015	2004
244	5156 American Road	Rockford	IL	1	Mainland Properties	38	100.0%	173	2,079	1,892	1/29/2015	1996
245	3201 Bearing Drive	Franklin	IN	1	Mainland Properties	424	100.0%	1,658	16,503	16,256	4/9/2019	1973
246	2482 Century Drive	Goshen	IN	1	Mainland Properties	250	100.0%	1,004	9,901	9,777	4/9/2019	2015
247	6825 West County Road 400	Greenfield	IN	1	Mainland Properties	245	100.0%	1,548	15,217	14,960	2/14/2019	2008
248	900 Commerce Parkway West	Greenwood	IN	1	Mainland Properties	294	100.0%	1,459	17,736	17,443	2/14/2019	2007
249	9347 E Pendleton Pike	Lawrence	IN	1	Mainland Properties	535	100.0%	3,960	38,640	38,012	2/14/2019	2009
250	945 Monument Drive	Lebanon	IN	1	Mainland Properties	963	100.0%	3,516	47,005	46,421	4/9/2019	2014

(1) We define annualized rental revenues as the annualized contractual rents, as of September 30, 2019, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property.
(4) Land parcels include four easements.
(5) Excludes annual tenant percentage rent generally received and recognized during the first quarter of each year for the previous year. Percentage rent recognized during the first quarter of 2019 totaled $1,162.
(6) Square footage excludes a 194 square foot expansion under construction; the lease for that space will commence when the construction is complete.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

41

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED)

As of September 30, 2019 (dollars and square feet in thousands) **EXHIBIT A**

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
251	2801 Airwest Boulevard	Plainfield	IN	1	Mainland Properties	805	100.0%	2,570	40,369	39,632	2/14/2019	2006
252	2150 Stanley Road	Plainfield	IN	1	Mainland Properties	494	100.0%	2,403	27,884	27,528	4/2/2019	2007
253	4237-4255 Anson Boulevard	Whitestown	IN	1	Mainland Properties	1,037	100.0%	5,765	66,112	65,020	2/14/2019	2011
254	1985 International Way	Hebron	KY	1	Mainland Properties	189	100.0%	840	10,448	10,264	2/14/2019	1997
255	20 Logistics Boulevard	Walton	KY	1	Mainland Properties	604	100.0%	2,835	37,998	37,366	2/14/2019	2006
256	17200 Manchac Park Lane	Baton Rouge	LA	1	Mainland Properties	125	100.0%	895	10,560	9,526	1/29/2015	2014
257	209 South Bud Street	Lafayette	LA	1	Mainland Properties	70	100.0%	374	5,258	4,726	1/29/2015	2010
258	4000 Principio Parkway	North East	MD	1	Mainland Properties	1,196	100.0%	6,065	76,461	68,087	1/29/2015	2012
259	16101 Queens Court	Upper	MD	1	Mainland Properties	221	100.0%	1,935	27,130	26,584	9/28/2018	2016
260	3800 Midlink Drive	Kalamazoo	MI	1	Mainland Properties	158	100.0%	2,184	43,229	38,492	1/29/2015	2014
261	2401 Cram Avenue SE	Bemidji	MN	1	Mainland Properties	22	100.0%	183	2,237	1,988	1/29/2015	2013
262	10100 89th Avenue N	Maple Grove	MN	1	Mainland Properties	319	100.0%	2,555	24,754	24,208	10/16/2018	2015
263	110 Stanbury Industrial Drive	Brookfield	MO	1	Mainland Properties	16	100.0%	190	2,059	1,842	1/29/2015	2012
264	3502 Enterprise Avenue	Joplin	MO	1	Mainland Properties	231	100.0%	1,167	13,502	13,336	4/9/2019	2014
265	5501 Providence Hill Drive	St. Joseph	MO	1	Mainland Properties	67	100.0%	460	3,900	3,853	4/9/2019	2014
266	5148 North Hanley Road	St. Louis	MO	1	Mainland Properties	431	100.0%	4,101	67,008	66,159	4/9/2019	2015
267	628 Patton Avenue	Asheville	NC	1	Mainland Properties	33	100.0%	202	2,014	1,837	1/29/2015	1994
268	3900 NE 6th Street	Minot	ND	1	Mainland Properties	24	100.0%	351	3,923	3,547	1/29/2015	2013
269	1415 West Commerce Way	Lincoln	NE	1	Mainland Properties	222	100.0%	1,092	10,718	9,724	1/29/2015	2000
270	52 Pettengill Road	Londonderry	NH	1	Mainland Properties	614	100.0%	4,913	49,206	48,614	4/9/2019	2015
271	309 Dulty's Lane	Burlington	NJ	1	Mainland Properties	634	100.0%	3,523	53,000	47,003	1/29/2015	2001
272	725 Darlington Avenue	Mahwah	NJ	1	Mainland Properties	167	100.0%	2,335	19,204	17,796	4/9/2014	2010
273	2375 East Newlands Road	Fernley	NV	1	Mainland Properties	338	100.0%	1,483	18,700	16,632	1/29/2015	2007
274	7000 West Post Road	Las Vegas	NV	1	Mainland Properties	96	100.0%	1,305	17,702	17,487	4/9/2019	2010
275	55 Commerce Avenue	Albany	NY	1	Mainland Properties	125	100.0%	1,130	11,284	10,076	1/29/2015	2013
276	158 West Yard Road	Feura Bush	NY	1	Mainland Properties	354	100.0%	1,671	9,801	9,612	4/9/2019	2002
277	32150 Just Imagine Drive	Avon	OH	1	Mainland Properties	645	100.0%	3,479	25,480	19,466	5/29/2009	2000
278	1415 Industrial Drive	Chillicothe	OH	1	Mainland Properties	44	100.0%	362	4,465	4,084	1/29/2015	2012
279/280/281	1580, 1590 & 1600 Williams Road	Columbus	OH	3	Mainland Properties	760	100.0%	2,353	31,204	30,739	4/9/2019	1999
282	5300 Centerpoint Parkway	Groveport	OH	1	Mainland Properties	581	100.0%	2,931	32,563	29,079	1/29/2015	2014
283	200 Orange Point Drive	Lewis Center	OH	1	Mainland Properties	125	100.0%	1,049	10,075	9,052	1/29/2015	2013
284/285	2353 & 2373 Global Drive	Obetz	OH	2	Mainland Properties	392	100.0%	2,183	29,766	29,688	8/23/2019	2018
286	301 Commerce Drive	South Point	OH	1	Mainland Properties	75	100.0%	487	5,130	4,601	1/29/2015	2013

(1) We define annualized rental revenues as the annualized contractual rents, as of September 30, 2019, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property.

INDUSTRIAL LOGISTICS PROPERTIES TRUST
42

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED)

As of September 30, 2019 (dollars and square feet in thousands) **EXHIBIT A**

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
287	1800 Union Airpark Boulevard	Union	OH	1	Mainland Properties	1,791	100.0%	9,025	84,028	82,943	4/9/2019	2014
288	2820 State Highway 31	McAlester	OK	1	Mainland Properties	59	100.0%	788	7,451	6,906	1/29/2015	2017
289	5 Logistics Drive	Carlisle	PA	1	Mainland Properties	205	100.0%	1,257	18,872	18,484	9/20/2018	2016
290	1990 Hood Road	Greer	SC	1	Mainland Properties	190	100.0%	1,106	11,101	10,955	4/9/2019	2015
291	996 Paragon Way	Rock Hill	SC	1	Mainland Properties	945	100.0%	3,040	38,520	34,329	1/29/2015	2014
292	700 Marine Drive	Rock Hill	SC	1	Mainland Properties	201	100.0%	782	9,201	9,068	4/9/2019	2014
293	510 John Dodd Road	Spartanburg	SC	1	Mainland Properties	1,016	100.0%	4,671	61,645	54,871	1/29/2015	2012
294	5001 West Delbridge Street	Sioux Falls	SD	1	Mainland Properties	167	100.0%	1,519	17,402	17,200	4/9/2019	2016
295	4836 Hickory Hill Road	Memphis	TN	1	Mainland Properties	646	100.0%	1,408	13,032	11,665	12/23/2014	2007
296	2020 Joe B. Jackson Parkway	Murfreesboro	TN	1	Mainland Properties	1,016	100.0%	4,993	62,759	56,312	1/29/2015	2012
297	1095 South 4800 West	Salt Lake City	UT	1	Mainland Properties	149	100.0%	1,099	8,433	7,630	1/29/2015	2012
298	1901 Meadowville Technology Parkway	Chester	VA	1	Mainland Properties	1,016	100.0%	6,349	71,511	63,635	1/29/2015	2012
299	5000 Commerce Way	Petersburg	VA	1	Mainland Properties	1,016	100.0%	4,545	62,207	61,442	4/9/2019	2012
300	181 Battaile Drive	Winchester	VA	1	Mainland Properties	308	100.0%	1,510	14,361	10,049	4/20/2006	1987
				300		42,745	99.5%	$ 245,277	$ 2,328,503	$ 2,208,051		

(1) We define annualized rental revenues as the annualized contractual rents, as of September 30, 2019, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

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WARNING CONCERNING FORWARD-LOOKING STATEMENTS This supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward- looking statements as a result of new information, future events or otherwise. WARNING CONCERNING FORWARD LOOKING STATEMENTS CONCERNING FORWARD WARNING 44